Employee Benefits	12 Months Ended
Dec. 31, 2023
Retirement Benefits [Abstract]
Employee Benefits	Employee Benefits
We maintain various benefit plans, including defined contribution and defined benefit plans. Our U.S. defined contribution plan is qualified under Section 401(k) of the Internal Revenue Code and covers substantially all U.S. employees.
Participants may contribute a portion of their compensation not exceeding a limit set annually by the Internal Revenue
Service. This plan includes a provision for us to match a portion of employee contributions. Total expenses under the
401(k) plans were $4.5 million for each of the years ended December 31, 2023 and 2022 and $4.3 million for the year ended December 31, 2021. We also have a defined contribution plan which covers certain executives. We make matching contributions up to an established maximum. Matching contributions made to the plan, and expensed, totaled approximately $0.1 million for each of the years ended December 31, 2023 and 2022 and $0.2 million for the year ended December 31, 2021.
We have seven defined benefit, non-contributory retirement or termination plans that cover certain employees in Germany,
France, Italy, Japan, Poland, Philippines and the United Arab Emirates. These defined benefit plans provide benefits to covered individuals satisfying certain age and/or service requirements. For certain plans, we calculate the vested benefits to which employees are entitled if they separate immediately. The benefits accrued on a pro-rata basis during the employees’ employment period are based on the individuals’ salaries, adjusted for inflation. All defined benefit plans are unfunded. The liability under the defined benefit plans totaled $7.4 million and $7.2 million as of December 31, 2023 and 2022, respectively, and is included as a component of other long-term liabilities on the accompanying consolidated balance sheets.